------------------------------------------------------------------------------
Description of art work on cover of report
Catholic Values Investment Trust logo --
Light blue solid circle with letters CVIT printed over it in blue & violet.
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                                   Semi-Annual
                                     Report

                                  June 30, 1998








                  Catholic Values Investment Trust Equity Fund

                  Catholic Values Investment Trust Equity Fund
                             LETTER TO SHAREHOLDERS
================================================================================


                                                                  July, 1998

Dear Shareholders:

     We hope you are as pleased with the Catholic Values Investment Trust Equity Fund (CVIT), which opened on May 1, 1997, as we are. The Fund invests for long-term growth of capital and risk aversion. It pursues this objective by investing in a broadly diversified portfolio of well-established U.S. and, eventually, non-U.S. companies which meet strict financial quality and religious standards. These companies must offer products or services and undertake activities that are consistent with the core teachings of the Roman Catholic Church.

     At the moment, all investments are in U.S. securities. As the Fund grows in size, additional international securities may be added resulting in a global fund. As of June 30, 1998, the Fund's return since inception was 25.69% in the Individual share class and 26.29% in the Institutional Service share class.

     The independent Catholic Advisory Board reviews the Fund's investments so as to be consistent with Catholic values. This is not a simple nor singular responsibility since there are many Catholics with varying viewpoints and there are many Catholic institutions with their own views as well. In addition, there are changing circumstances and varying economic environments in which companies must operate. Thus, this independent Board must exercise great wisdom and caution in reviewing each company and equity to assure that the investment conforms to the objectives.

     The Catholic Advisory Board is comprised of six independent lay Catholics. Information concerning Catholic issues is obtained by participation in numerous Catholic organizations, the seeking of advice and counsel from various clergy and Vatican sources, the use of a variety of secondary sources, and the open discussion of issues and policies. The board members are:

     Thomas P. Melady, Chairman, Former U.S. Ambassador to the Holy See, Uganda and Burundi, President Emeritus of Sacred Heart University

     Margaret M. Heckler, Former U.S. Representative from Massachusetts 10th district, former Secretary of Health and Human Services, former Ambassador to Ireland

     Bowie K. Kuhn, Former Commissioner of Baseball

     Timothy J. May, Senior Partner, Patton Boggs, L.L.P.

     Thomas S. Monaghan, President, CEO and Chairman of Domino's Pizza, Inc.

     William A. Wilson, Former (and first) U.S. Ambassador to the Holy See

     In addition, the Catholic Advisory Board is most fortunate that His Excellency John Cardinal O'Connor is its Ecclesiastical Advisor.

     Initially, Wright Investors' Service, the Fund's investment Adviser, selects the equities from its approved list of quality blue chip companies. All companies on this approved list are, in the opinion of Wright, soundly financed with established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets. These selections are then reviewed by the Catholic Advisory Board to assure that the equity complies with Catholic teachings of doctrine. When a company is found not to be in compliance with Church core teachings, the investment Adviser is asked not to purchase that stock for the CVIT portfolio or remove it, if warranted.

     The result is continuous dialogue, continuous information input, continuous review, and thus continuous evaluation. Independent thinking and independent information provides input and assures that the Fund adheres to Catholic doctrine while balancing changes in the marketplace, changes in informational input, and changes in value systems. Thus, your Fund combines Catholic values with investment values.

     The Fund has its own website: www.catholicinvestment.com. The site contains information about your fund, including a recent list of portfolio holdings. You may, after following some security protection procedures, also access your account.

                                                       Sincerely,

                                                        /S/Walter R. Miller

                                                        Walter R. Miller, Ph.D.
                                                        Secretary to the
                                                        Catholic Advisory Board

                  Catholic Values Investment Trust Equity Fund

                              MANAGEMENT DISCUSSION
================================================================================


                                                                   July 1998


     The initial year of operation for the Catholic Values Investment Trust Equity Fund was a relatively good one, as the stock market environment from the Fund's inception on May 1, 1997 was favorable. For the year ended June 30, 1998, the CVIT Fund had an annualized total return of 22%, as compared with 19% for the Dow Jones Industrial Average and 30% for the S&P 500. The first quarter of 1998 showed a return of 11.3% while the second quarter showed a decline of 4.9%. While the S&P index increased 3.3% in 1998's second quarter due to advances in selected large-cap stocks, mid-cap stocks actually declined about 2% during the period and small-cap issues were down almost 5%.

     CVIT holdings at June 30, 1998 included 59 (U.S.) stocks diversified across 18 industries. CVIT holdings are essentially equally weighted, with the majority of individual stock positions representing about 2% of total portfolio market value. The largest industry concentrations were in construction (14% of total portfolio value), automotive (9%), electronics (8%), metal products manufacturers (8%), transportation (8%), financial (7%) and chemicals (7%). Fund underweightings were in health care, retailers and communications utilities.

     At the end of 1998's second quarter, the stocks in the CVIT Fund were trading at an average P/E multiple of 17 (times trailing earnings), a considerable discount from the S&P 500's P/E of 27. The outlook for earnings growth over the coming five years for CVIT stocks is projected to be on the order of 12% per annum. Considering the favorable profit outlook, CVIT's valuations are judged to be comparatively attractive.

     After three straight strong years for stocks, 1998 is shaping up as a year of heightened volatility and more modest returns. The recent consolidation in U.S. stock prices is a start toward correcting some of the excesses that have built up in the market during 1995-98. If it extends far enough into the ranks of the big-cap market favorites, it may allow corporate earnings to catch up with stock prices, bringing P/E multiples down to sustainable levels. At mid-year 1998, the S&P 500 was priced at 26 times estimated 1998 earnings, a generous P/E by historical standards, especially in view of the uncertainties represented by the Asian crisis. For long-term investors, the outlook for high-quality stocks is relatively favorable, given the demographics and the low inflation/high productivity trends heading into the early 21st century.

              CATHOLIC VALUES INVESTMENT TRUST EQUITY TRUST

                          DIVIDEND DISTRIBUTIONS
================================================================================


              N.A.V.   Distri-   Distri-                          12 Month   5 Year      10 Year      Cum.
  Period        Per    bution    bution   Shares                  Invstmnt  Invstmnt    Invstmnt    Invstmnt
  Ending       Share   $  P/S   in Shares  Owned        Value      Return    Return      Return      Return
                                                                          (Annualized) (Annualized)(Annualized)
----------------------------------------------------------------------------------------------------------------


  CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND
  - Institutional Service Shares

  5/1/97     $10.00                       100.00    $1,000.00

  Dec.97      11.89    0.040   0.003431   100.34     1,193.04          -         -            -        19.31%

  Jan.98      11.95                       100.34     1,199.06          -         -            -          -
  Feb.98      12.87                       100.34     1,291.38          -         -            -          -
  Mar.98      13.23    0.006   0.000455   100.39     1,328.16          -         -            -          -
  Apr.98      13.20                       100.39     1,325.15          -         -            -          -
  May 98      12.74                       100.39     1,278.97       26.13%       -            -        25.55%
  Jun.98      12.58                       100.39     1,262.91       22.26%       -            -        22.21%




  CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND
  - Individual Shares

  5/1/97     $10.00                       100.00    $1,000.00

  Dec.97      11.87    0.040   0.003439   100.34     1,191.04          -         -            -        19.11%

  Jan.98      11.92                       100.34     1,196.05          -         -            -          -
  Feb.98      12.83                       100.34     1,287.36          -         -            -          -
  Mar.98      13.17    0.006   0.000456   100.39     1,322.14          -         -            -          -
  Apr.98      13.14                       100.39     1,319.12          -         -            -          -
  May 98      12.69                       100.39     1,273.95       25.88%       -            -        25.09%
  Jun.98      12.52                       100.39     1,256.88       21.91%       -            -        21.71%


                  Catholic Values Investment Trust Equity Fund
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1998 (UNAUDITED)
================================================================================

                              Shares      Value
                             --------------------
  Equity Interests -- 96.0%


APPAREL -- 1.9%
VF Corp....................    4,300  $    221,450
                                       -----------


AUTOMOTIVE -- 8.5%
Chrysler Corp..............    5,600  $    315,700
Dana Corp..................    2,400       128,400
Eaton Corp.................    2,100       163,275
Modine Mfg. Co.............    5,900       204,288
Superior Industries Int'l. Inc 7,000       197,312
                                       -----------
                                      $  1,008,975
                                       -----------


CHEMICALS -- 6.7%
Cooper Tire & Rubber.......    8,400  $    173,250
Lubrizol Corp..............    6,600       199,650
Morton Int'l Inc.-W/I......    1,800        45,000
PPG Industries, Inc........    2,800       194,775
Rohm & Haas Company........    1,800       187,088
                                       -----------
                                      $    799,763
                                       -----------


CONSTRUCTION -- 13.9%
Caterpillar Inc............    3,900  $    206,213
Fleetwood Enterprises, Inc.    5,000       200,000
Jacobs Eng. Group Inc*.....    6,000       192,750
Medusa Corporation.........    3,900       244,725
Oakwood Homes Corp.........    6,300       189,000
Texas Industries Inc.......    3,500       185,500
Toll Brothers*.............    7,800       223,763
Vulcan Materials Co........    2,000       213,374
                                       -----------
                                      $  1,655,325
                                       -----------

DIVERSIFIED -- 4.8%
Crane Company..............    3,900  $    189,394
General Signal Corp........    4,800       172,800
Lancaster Colony...........    5,550       210,206
                                       -----------
                                      $    572,400
                                       -----------



ELECTRONICS -- 8.3%
Adobe Systems Inc..........    4,100  $    173,993
Compaq Computer............    6,100       173,088
Int'l. Business Machines...    1,900       218,144
Raytheon Co................    3,600       212,850
Sun Microsystems, Inc*.....    4,800       208,500
                                       -----------
                                      $    986,575
                                       -----------


FINANCIAL -- 7.3%
Ambac Fin'l. Group Inc.....    4,000  $    234,000
A.G. Edwards, Inc..........    4,800       204,900
BB&T Corporation...........    3,200       216,400
Southtrust Corp............    4,950       215,325
                                       -----------
                                      $    870,625
                                       -----------

FOOD -- 3.5%
Dean Foods Company.........    4,300  $    236,231
Universal Foods Corp.......    8,000       177,500
                                       -----------
                                      $    413,731
                                       -----------


MACHINERY & EQUIPMENT -- 4.6%
Cummins Engine Co..........    3,000  $    153,750
Deere & Company............    3,400       179,775
Ingersoll-Rand Co..........    4,750       209,297
                                       -----------
                                      $    542,822
                                       -----------

METAL PRODUCERS -- 1.5%
Carpenter Technology.......    3,600  $    180,900
                                       -----------



METAL PRODUCTS MFRS. -- 8.0%
Aeroquip-Vickers Inc.......    3,700  $    215,988
Kaydon Corp................    4,800       169,500
Mueller Industries*........    6,000       222,750
Snap-on Inc................    4,400       159,500
Trinity Industries.........    4,500       186,750
                                       -----------
                                      $    954,488
                                       -----------

OIL, GAS & COAL -- 2.0%
Ensco International Inc....    3,700  $     64,288
Nabors Inds., Inc.*........    8,600       170,387
                                       -----------
                                      $    234,675
                                       -----------


PAPER -- 1.3%
Wausau-Mosinee Paper Corp..    6,500  $    148,688
                                       -----------





PRINTING & PUBLISHING -- 3.5%
American Greetings Corp....    4,500  $    229,219
Banta Corp.................    6,200       191,425
                                       -----------
                                      $    420,644
                                       -----------



RECREATION -- 3.0%
Brunswick Corp.............    6,700  $    165,825
Ryans Family Steak Hse*....   19,200       196,800
                                       -----------
                                      $    362,625
                                       -----------


RETAILERS -- 2.7%
Lands' End, Inc............    5,200  $    164,450
Ross Stores Inc............    3,500       150,500
                                       -----------
                                      $    314,950
                                       -----------




TRANSPORTATION -- 7.9%
ASA Holdings Inc...........    5,500  $    272,938
Comair Holdings Inc........    7,200       222,300
U.S. Freightwways Corp.....    6,800       223,337
Werner Enterprises Inc.....   11,375       216,836
                                       -----------
                                      $    935,411
                                       -----------


UTLIITIES -- 2.0%
Nipsco Industries, Inc.....    8,600  $    240,800
                                       -----------



MISCELLANEOUS -- 4.6%
Arrow Electronics, Inc*....    5,700  $    123,975
Kelly Services, Inc........    5,800       205,175
Sierra Health Svcs*........    8,400       211,573
                                       -----------
                                      $    540,723
                                       -----------


TOTAL EQUITY INTERESTS - 96.0%
  (identified cost, $10,400,546)      $ 11,405,570


 Reserve Funds - 6.5%

                          Face Amount
                         -------------
American Express Corp.
5.951%, 7/1/98............. $400,000  $    400,000

General Electric Cap. Corp.
5.601%, 7/1/98............. $370,000       370,000
                                       -----------

  (at amortized cost)...... $770,000  $    770,000
                                       -----------


TOTAL INVESTMENTS - 102.5%
  (identified cost, $11,170,546)      $ 12,175,570


OTHER ASSETS,
  LESS LIABILITIES -- (2.5%)             (292,285)
                                       -----------


NET ASSETS -- 100%                    $11,883,285
                                      ============



* Non-income-producing security.
See notes to financial statements

                  Catholic Values Investment Trust Equity Fund
                       STATEMENT OF ASSETS AND LIABILITIES
================================================================================
                                                            June 30,1998
                                                             (UNAUDITED)

ASSETS:
   Investments -
     Identified cost...................................    $   11,170,546
     Unrealized appreciation...........................         1,005,024
                                                             ------------

     Total Value (Note 1A).............................    $   12,175,570

   Cash  ..............................................             3,983
   Dividends and interest receivable...................             8,929
   Receivable for Fund shares sold.....................             1,175
   Receivable from Investment Adviser (Note 2).........            29,300
   Deferred organization expenses (Note 1B)............            98,289
                                                             ------------

     Total Assets......................................    $   12,317,246
                                                             ------------

LIABILITIES:
   Payable for investments purchased...................    $      418,640
   Accrued Advisory Board fees payable (Note 2)........             3,201
   Accrued distribution fee............................             1,500
   Accrued expenses and other liabilities..............            10,620
                                                              ------------

     Total Liabilities.................................    $      433,961
                                                              ------------

NET ASSETS.............................................    $   11,883,285
                                                            ==============

NET ASSETS CONSIST OF:
   Proceeds from sales of shares (including shares
     issued to shareholders in payment of distributions
     declared), less cost of shares reacquired..........   $   10,765,524
   Accumulated undistributed net realized gain on
     investments (computed on the basis of identified cost)       124,381
   Unrealized appreciation of investments (computed on
     the basis of identified cost)......................        1,005,024
   Accumulated net investment loss......................          (11,644)
                                                               ------------
     Net assets applicable to outstanding shares........    $   11,883,285
                                                              ==============
Computation of net asset value, offering and redemption
     price per share (Note 7):
   Institutional Service shares:
     Net assets.........................................    $    8,342,092
                                                              ==============
     Shares of beneficial interest outstanding..........           663,300
                                                              ==============
     Net asset value, offering price, and redemption
       price per share of beneficial interest...........    $        12.58
                                                              ==============
   Individual shares:
     Net assets.........................................    $    3,541,193
                                                              ==============
     Shares of beneficial interest outstanding..........           282,785
                                                              ==============
     Net asset value, offering price, and redemption
      price per share of beneficial interest ...........    $        12.52
                                                              ==============

See notes to financial statements

                  Catholic Values Investment Trust Equity Fund
                             STATEMENT OF OPERATIONS
================================================================================
                                                     For the Six Months
                                                          Ended
                                                      June 30, 1998
-------------------------------------------------------------------------------
                                                       (UNAUDITED)

INVESTMENT INCOME:
     Dividend Income.............................    $     71,323
     Interest Income.............................           3,664
                                                      ------------
       Total investment income...................    $      74,987
                                                      ------------


   Expenses
     Investment Adviser fee (Note 2).............    $      42,255
     Advisory Board fee (Note 2).................            8,602
     Administrator fee (Note 2)..................            3,944
     Compensation of Trustees not affiliated with
       the Investment Adviser or Administrator...            1,487
     Custodian fee (Note 1C).....................           26,521
     Registration Costs..........................           12,200
     Distribution expenses - Institutional
       Service shares (Note 3)...................           11,354
     Distribution expenses - Individual
       shares (Note 3)...........................            8,186
     Transfer and dividend disbursing agent
       fees - Institutional Service shares.......              908
     Transfer and dividend disbursing agent
       fees - Individual shares..................              968
     Amortization of organization expenses (Note 1B)        11,365
     Auditing expense...........................            15,600
     Legal services.............................             9,912
     Printing expense...........................             5,319
     Miscellaneous..............................            10,494
                                                        ------------
       Total expenses...........................    $      169,115
                                                        ------------
   Deduct -
     Preliminary reduction of Investment
       Adviser fee (Note 2).....................    $       42,255
     Preliminary reduction of Distribution
       fee - Individual shares (Note 3).........             6,686
     Preliminary allocation of expenses to
       Investment Adviser (Note 2)..............            29,300
     Reduction of custodian fee (Note 1C).......             4,243
                                                         ------------
       Total deductions..........................    $       82,484
                                                         ------------
       Net expenses..............................    $       86,631
                                                         ------------
         Net Investment Loss.....................    $      (11,644)
                                                         ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments (identified
      cost basis).................................   $      124,584
   Change in unrealized appreciation of investments.        428,132
                                                        ------------
   Net realized and unrealized gain on investments.  $      552,716
                                                        ------------
     Net increase in net assets from operations...   $      541,072
                                                       ==============

See notes to financial statements

                  Catholic Values Investment Trust Equity Fund
                       STATEMENTS OF CHANGES IN NET ASSETS
================================================================================


                                                                           Six Months            May 1, 1997
                                                                              Ended          (start of business) to
                                                                          June 30, 1998         December 31, 1997
--------------------------------------------------------------------------------------------------------------------
                                                                           (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS:
   From Operations --
     Net investment loss..............................................  $     (11,644)      $       (2,913)
     Net realized gain on investments.................................        124,584               41,503
     Change in unrealized appreciation of investments.................        428,132              576,892
                                                                          ------------         ------------
       Increase in net assets from operations.........................  $     541,072       $      615,482
                                                                          ------------         ------------
   Distributions to shareholders from net realized gain on investments:
     Institutional Service class......................................  $      (4,387)      $      (29,065)
     Individual class.................................................           (941)              (4,400)
                                                                          ------------         ------------
       Total distributions to shareholders............................  $      (5,328)      $      (33,465)
                                                                          ------------         ------------

   Fund share transactions -- Institutional Service class:
       Proceeds from shares sold......................................  $     235,805       $    8,133,814
       Issued to shareholders in payment of distributions declared....          3,611               23,903
       Cost of shares reacquired......................................     (1,099,490)              (9,357)
                                                                          ------------         ------------
       Net increase (decrease) in net assets from Fund share transactions
         - Institutional Service class................................  $    (860,074)      $    8,148,360
                                                                          ------------         ------------

     Individual class:       Proceeds from shares sold................  $   2,170,534       $    1,266,585
       Issued to shareholders in payment of distributions declared....            895                4,133
       Cost of shares reacquired......................................        (46,459)             (18,450)
                                                                          ------------         ------------
       Net increase in net assets from Fund share transactions
         - Individual class...........................................  $   2,124,970       $    1,252,268
                                                                          ------------         ------------
     Total net increase from Fund share transactions (Note 4).........      1,264,896            9,400,628
                                                                          ------------         ------------
       Net increase in net assets.....................................  $   1,800,640       $    9,982,645

NET ASSETS:

   At beginning of period.............................................     10,082,645               100,000
                                                                          ------------         ------------
   At end of period...................................................  $  11,883,285       $    10,082,645
                                                                        ==============       ==============
ACCUMULATED NET INVESTMENT GAIN (LOSS) INCLUDED IN NET ASSETS
AT END OF PERIOD......................................................  $     (11,644)      $             0
                                                                        ==============       ==============


See notes to financial statements.

                  Catholic Values Investment Trust Equity Fund
================================================================================

                                                             Six Months              From May 1, 1997
                                                                Ended             (start of business) to
                                                      June 30, 1998 (UNAUDITED)      December 31, 1997
                                                      ------------------------------------------------------
                                                      Institutional Individual  Institutional Individual
FINANCIAL HIGHLIGHTS                                   Service Shares   Shares   Service Shares   Shares
------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period.................  $  11.890     $ 11.870     $ 10.000     $ 10.000
                                                        --------      --------     --------     --------

Income (Loss) from Investment Operations:
   Net investment loss*..............................  $  (0.008)    $ (0.023)    $ (0.000)+   $ (0.024)
   Net realized and unrealized gain on investments...      0.704        0.679        1.930        1.934
                                                        --------      --------     --------     --------

     Total income from investment operations.........  $   0.696     $  0.656     $  1.930     $  1.910

   Less distributions from net realized gain on
     investments.....................................     (0.006)      (0.006)      (0.040)      (0.040)
                                                        --------      --------     --------     --------

Net asset value, end of period.......................  $  12.580     $ 12.520     $ 11.890     $ 11.870
                                                        =========     =========    =========    =========
Total Return (1).....................................      5.85%        5.52%       19.31%       19.11%
Ratios/Supplemental Data:
   Net assets, end of period (000 omitted)...........  $   8,342     $  3,541     $  8,686     $  1,397
   Ratio of expenses to average net assets*(2)(3)....      1.54%        1.94%        1.73%        2.24%
   Ratio of net investment loss to average net assets(2)  (0.11%)      (0.59%)      (0.01%)      (0.44%)
   Portfolio turnover rate...........................        22%          22%          14%          14%

 * During the periods presented, the Investment Adviser, the Administrator and the Principal Underwriter waived all or a portion of their fees and the Investment Adviser was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                                                     From May 1, 1997
                                                          Six Months Ended        (start of business) to
                                                      June 30, 1998 (UNAUDITED)      December 31, 1997
-----------------------------------------------------------------------------------------------------------
                                                      Institutional Individual  Institutional Individual
                                                     Service Shares   Shares   Service Shares   Shares

Net investment loss per share........................  $  (0.100)    $ (0.073)    $ (0.047)    $ (0.212)
                                                       =========     =========    =========    =========
Annualized Ratios (As a percentage of average net assets):
   Expenses(2).......................................      2.81%        3.21%        4.50%        5.69%
   Net investment loss(2)............................     (1.38%)      (1.86%)      (2.78%)      (3.89%)

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(2) Annualized.
(3) During the six months ended June 30, 1998 and the period ended December 31, 1997, custodian fees were reduced by credits resulting from cash balances the Fund maintained with the Custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credit. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.46% and 1.48% for the Institutional Service shares and 1.87% and 1.99% for the Individual shares.
(+) Amount represents less than ($0.001) per share.

See notes to financial statements

                  Catholic Values Investment Trust Equity Fund
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)
================================================================================


(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Catholic Values Investment Trust Equity Fund (the Fund) (one of the series of the Catholic Values Investment Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The Fund seeks long-term growth of capital and reasonable current income through investments in a broadly diversified portfolio consisting primarily of equity securities of high-quality, well-established companies which meet strict quality and religious standards. The companies in which the Fund may invest must offer products or services and undertake activities that are consistent with the core teachings of the Roman Catholic Church. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Unlisted or listed securities, for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Fixed income securities for which market quotations are readily available are valued on the basis of valuations supplied by a pricing service. Fixed income and equity securities for which market quotations are unavailable, restricted securities, and other assets are valued at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates market value.

     B. Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years beginning on the date the Fund commenced operations.

     C. Expense Reduction - The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

     D. Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

     E. Distributions - The Fund requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary over-distributions for financial statement purposes, be classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     F. Multiple Classes of Shares of Beneficial Interest - The Fund offers an Individual Share Class and an Institutional Service Share Class. The Fund may also offer an Institutional Share Class, although such class is not currently being offered. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends and liquidation.

     G. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date.

     H. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

     I Interim Financial Information - The interim financial statements relating to June 30, 1998 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management, reflect adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the financial statements.


(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has engaged Wright Investors' Services (Wright), a wholly owned subsidiary of The Winthrop Corporation (Winthrop) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six month period ended June 30, 1998, the effective annual rate was 0.75%. To enhance the net income of the Fund, Wright made a preliminary reduction of its investment adviser fee by $42,255. In addition, $29,300 of expenses was allocated to the investment adviser on a preliminary basis. The Fund has an independent Catholic Advisory Board which consults with the investment adviser. The Fund also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Fund. Under the Administrator Agreement, Eaton Vance is responsible for managing the business affairs of the Fund and is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six month period ended June 30, 1998, the effective annual rate was 0.07%. Certain of the Trustees and officers of the

Fund are Trustees or officers of the above organizations. Except as to Trustees of the Fund who are not affiliated with Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Fund out of the fees paid to Eaton Vance and Wright.


(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Fund will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter) (WISDI), a wholly-owned subsidiary of Winthrop, an annual rate up to 0.75% per annum of the Fund's average net assets attributable to the Individual shares and up to 0.25% per annum of the Fund's average net assets attributable to the Institutional Service shares. To enhance the net income of the Fund, the Principal Underwriter made a preliminary reduction of its fee for the six month period ended June 30, 1998, of $6,686 for Individual shares.

     In addition, the Trustees have adopted a service plan (the Service Plan) which allows the Fund to reimburse WISDI for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of any of the classes of shares. The amount of service fee payable under the Service Plan with respect to each class of shares of the Fund may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the six month period ended June 30, 1998, the Fund neither accrued nor paid any service fees.


(4)   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                           For the Six Months Ended       For the Period from the Start of Business,
                            une 30, 1998 (unaudited            May 1, 1997 to December 31, 1997
                          --------------------------------------------------------------------------------
                          Institutional Service  Individual         Institutional Service   Individual
                                 Shares            Shares                  Shares             Shares
-----------------------------------------------------------------------------------------------------------

Sold                             17,688           168,568                 719,002          118,987
Reinvested                          270                68                   2,050              355
Reacquired                      (85,054)           (3,573)                   (656)          (1,620)
                                 -------           -------                 -------          -------

Net increase (decrease)         (67,096)          165,063                 720,396          117,722
                                ========          ========                ========         ========

(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations for the six month period ended June 30, 1998, were $3,437,531 and $2,426,545, respectively.


(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) in the value of the investment securities owned at June 30, 1998, as computed on a federal income tax basis, are as follows:

              Aggregate cost................................$   11,170,546
                                                                ===========
              Gross unrealized appreciation.................$    1,402,742
              Gross unrealized depreciation.................      (397,718)
                                                                -----------
              Net unrealized appreciation...................$    1,005,024
                                                                ===========


(7)  CONTINGENT DEFERRED SALES CHARGE

     A contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Individual shares made within one year of purchase. The CDSC is based on the lower of the net asset value at the date of purchase or the date of sale of the redeemed shares and is paid to WISDI. No charge is made on shares acquired through the reinvestment of distributions. Additionally, no CDSC is charged on shares sold to Wright or its affiliates or to their respective employees.


(8)  LINE OF CREDIT

     The Fund participates with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The Fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The Fund did not have significant borrowings or allocated fees during the period ended June 30, 1998.

SEMI-ANNUAL REPORT

Catholic Advisory Board
Thomas P. Melady, Chairman
Margaret M. Heckler
Bowie K. Kuhn
Timothy J. May
Thomas S. Monaghan
William A. Wilson

Ecclestiastical Advisor
His Excellency John Cardinal O`Connor

Investment Adviser
Wright Investors' Service
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

Administrator
Eaton Vance Management
24 Federal Street
Boston, Massachusetts 02110

Principal Underwriter
Wright Investors' Service Distributors, Inc.
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Transfer and Dividend Disbursing Agent
First Data Investor Services Group
Wright Managed Investment Funds
P.O. Box 5156
Westborough, Massachusetts 01581-9698



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.